United States
                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest Event Reported) July 16, 2003


                    NORTHERN EMPIRE BANCSHARES
        ----------------------------------------------------
       (Exact name of registrant as specified in its charter)


       CALIFORNIA                   2-91196             94-2830529
----------------------------      ------------       -------------------
(State or other jurisdiction      (Commission         (IRS Employer
of incorporation)                  File Number)      Identification No.)




         801 Fourth Street, Santa Rosa, California       95404
        -------------------------------------------------------
        (Address of principal executive offices)     (Zip code)


     Registrant's telephone number, including area code  (707) 579-2265

     -----------------------------------------------------------
     Former Name or former address, if changed since last report


ITEM 7.   Financial Statements and Exhibits.

     (c)  Exhibits No. 99.1   Press Release dated July 16, 2003


ITEM 9.   Regulation FD Disclosure:  Results of Operations and Financial
                                      Condition

     In accordance with Securities and Exchange Commission Release No. 33-8216, relating to Item 12 "Results of Operations and Financial Condition," the information required to be furnished under Item 12 is furnished under Item 9.


     On July 16, 2003, Northern Empire Bancshares issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.
     Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NORTHERN EMPIRE BANCSHARES


Date:  July 16, 2003
                            /s/ Deborah A. Meekins
                            -----------------------------------
                                    Deborah A. Meekins
                            President & Chief Executive Officer




EXHIBIT INDEX

Exhibit No.   Subject Matter

99.1      Press Release dated July 16, 2003
Exhibit 99.1

Press Release - July 16, 2003

NORTHERN EMPIRE BANCSHARES' SECOND QUARTER EARNINGS INCREASED 11.9%

Northern Empire Bancshares ("NREB"), the financial holding company of Sonoma National Bank, reported consolidated income of $2,635,000 for the second quarter of 2003 compared to $2,354,000 for the second quarter of last year, for an increase of 11.9%. Return on average assets equaled 1.5% and the return on average equity equaled 18.1% for the second quarter. Net income for the first six months of 2003 totaling $5,191,000 grew 12.1% when compared to the first six months of 2002 net income of $4,630,000.

NREB has received national recognition in the June 2003 Independent Banker magazine article as the "13th" highest ROE for 2002 in the $500 million to $1 billion in assets category of Subchapter C Banks.

Increased earnings result from growth in earning assets, mainly loans. Loans grew 20.7% to $647,605,000 at June 30, 2003 compared to $536,331,000 at
June 30, 2002. The allowance for loan losses was increased to $6,994,000 through provisions of $300,000 during the second quarter of 2003 in recognition of the strong loan growth.

Operating expenses of $3,437,000 increased from $2,824,000 in the second quarter of 2002. The majority of the increase results from growth in the Bank which included the new branch in Sonoma, a new loan production office in San Rafael and new staff to process the current and future growth in loans and deposits. In June 2003, the Bank hired Kathy Pinkard, past president of North
Coast Bank in Santa Rosa, as Vice President Audit/Risk Manager.   The
efficiency ratio equaled 42.1% for the second quarter of 2003.

Total assets at June 30, 2003 grew 17.1% to $756,885,000 from $646,215,000 one year ago. The majority of asset growth was funded through deposits which grew 10.4% to $615,040,000 at June 30, 2003 from $557,010,000 at June 30, 2002. The
Bank remained well capitalized with total risk based capital equaling 11.6% on June 30, 2003.

Except for historical information contained herein, the statements contained in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties.
Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Northern Empire Bancshares' Securities and Exchange Commission filings, including its annual reports on Form 10-K and quarterly reports on Form 10-Q. Northern Empire Bancshares disclaims any intent or obligation to update these forward-looking statements.

                       NORTHERN EMPIRE BANCSHARES
                       Consolidated Balance Sheet
                        June 30, 2003 and 2002
                              (Unaudited)

                                                  2003           2002
                                             ------------   ------------
ASSETS
Cash and due from banks                       $19,367,000    $20,805,000
Fed funds sold                                 81,266,000     83,624,000
Investment securities
  Available for sale                              643,000        646,000
  Restricted                                    4,127,000      2,004,000
Loans (net)                                   639,311,000    528,771,000
Leasehold improvements and equipment (net)      1,470,000      1,016,000
Accrued Interest and other assets              10,701,000      9,349,000
                                             ------------   ------------
TOTAL ASSETS                                 $756,885,000   $646,215,000
                                             ============   ============

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Deposits                                     $615,040,000   $557,010,000
Accrued interest and other liabilities          3,602,000      3,423,000
FHLB advances                                  79,227,000     36,790,000
                                             ------------   ------------
                                              697,869,000    597,223,000
Shareholder's Equity                           59,016,000     48,992,000
                                             ------------   ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY   $756,885,000   $646,215,000
                                             ============   ============









                           NORTHERN EMPIRE BANCSHARES
                        Consolidated Statement of Income
           For the Three and Six Months ended June 30, 2003 and 2002
                                  (Unaudited)

                                   Three Months ended          Six Months ended
                                         June 30,                  June 30,
                                     2003         2002         2003         2002
                                 -----------  -----------  -----------  -----------
Interest Income                  $11,077,000  $10,227,000  $21,677,000  $19,910,000
Interest Expense                   3,615,000    3,812,000    7,189,000    7,483,000
                                 -----------  -----------  -----------  -----------
Net Interest Income                7,462,000    6,415,000   14,488,000   12,427,000
Provision for Loan Losses            300,000      150,000      600,000      300,000
Other Income                         699,000      532,000    1,419,000    1,050,000
Other Non-interest Expenses        3,437,000    2,824,000    6,670,000    5,384,000
                                 -----------  -----------  -----------  -----------
Net Income before Income Taxes     4,424,000    3,973,000    8,637,000    7,793,000
Provision for Income Taxes         1,789,000    1,619,000    3,446,000    3,163,000
                                 -----------  -----------  -----------  -----------
Net Income                        $2,635,000   $2,354,000   $5,191,000   $4,630,000
                                 =========== ============  ===========  ===========

Earnings per common share *            $0.60        $0.54        $1.18        $1.06
Earnings per common share
 assuming dilution *                   $0.53        $0.47        $1.04        $0.93
Stock Market Data at June 30:
   Price per Share (bid at quarter end)                         $25.05       $28.10
   Book value *                                                 $13.41       $11.73
   Price to book ratio                                            1.87         2.40
Selected financial data:
   Return on average assets             1.5%         1.6%         1.5%         1.6%
   Return on average equity            18.1%        19.5%        18.4%        19.8%
   Efficiency ratio                    42.1%        40.7%        41.9%        39.9%

* Adjusted for the 5% stock dividend in 2003
